Commitments and Contingencies-Summary OF Future Minimum Lease Payments (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Sep. 30, 2020
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2020 (three months remaining)	$ 1,479	$ 370
2021	1,523	1,523
2022	1,569	1,569
2023	1,616	1,616
2024	48	48
Total	$ 6,235	$ 5,126